<u>GUARANTY AGREEMENT</u>
[Recourse Carveouts]

THIS GUARANTY AGREEMENT ("**<u>Guaranty</u>**") is made as of this 26th day of April, 2023, by CENTERSPACE, LP, a North Dakota limited partnership ("**<u>Guarantor</u>**"), in favor of STATE FARM LIFE INSURANCE COMPANY, an Illinois corporation, its successors and assigns ("**<u>Lender</u>**").

W I T N E S S E T H:

A. CSR – Parkhouse, LLC, a Minnesota limited liability company ("**<u>Borrower</u>**"), contemporaneously herewith, has executed a Promissory Note ("**<u>Note</u>**") in the face amount of Ninety Million and 00/100 Dollars ($90,000,000.00) ("**<u>Loan</u>**"). The Loan is secured by, among other things, a Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases and Rents ("**<u>Deed of Trust</u>**") by Borrower to, in favor of, and for the benefit of Lender. Capitalized terms used but not defined herein have the meanings given to them in the Deed of Trust.

B. The Loan is evidenced by the Note which is secured by the Deed of Trust, and which documents, together with all other documents evidencing or securing Borrower's indebtedness to Lender are hereafter collectively called the "**<u>Loan Documents</u>**".

C. Guarantor acknowledges that but for the execution and delivery of this Guaranty by Guarantor, Lender would not make the Loan.

D. Guarantor will receive direct financial benefits as a result of the Loan.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor, does hereby covenant and agree as follows:

ARTICLE 1
<u>COVENANTS AND AGREEMENTS</u>

<u>Section 1.1</u> Guarantor hereby unconditionally, absolutely, and irrevocably guarantees to Lender the full, prompt and complete payment of all amounts for which the Liable Parties (as defined in the Note), or any of them, have recourse liability in accordance with Section 5 of the Note (together with the obligation to pay costs, expenses and fees described in Section 1.5 below, "**<u>Guarantor's Obligations</u>**"). In the event Borrower fails to pay the Guarantor's Obligations, Guarantor shall immediately upon written demand of Lender pay for the benefit of Lender all of the Guarantor's Obligations. The guarantee of Guarantor as set forth in this Section is a continuing guaranty of payment and not a guaranty of collection. Notwithstanding anything to the contrary herein, Borrower's and Guarantor's obligations under the Environmental Indemnification Agreement are not guaranteed hereunder and are not included within the Guarantor's Obligations under this Guaranty, such obligations being the direct obligations of Guarantor thereunder.

Guaranty (Parkhouse) Final.docx 1
Loan No. 15060

Guaranty (Parkhouse) Final.docx 2 Loan No. 15060 Section 1.2 The obligations of Guarantor under this Guaranty are primary, immediate, absolute, unconditional, and not contingent upon pursuit by Lender of any remedies it might have against Borrower or its respective successors and assigns, shall be binding upon Guarantor's successors or assigns, and shall remain in full force and effect until satisfaction of the covenants contained in this Guaranty shall have been accomplished in full. Such obligations shall not be affected, modified or impaired upon the happening from time to time of any event or circumstance which might otherwise constitute a legal or equitable discharge or defense of Borrower or Guarantor as surety, or otherwise, including without limitation any of the following, whether or not with notice to, or the consent of, Guarantor: (a) the compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of Borrower; (b) the waiver of the payment, performance or observance of any of the respective obligations, covenants or agreements contained in the Loan Documents; (c) the extension of the time for performance of any obligations, covenants or agreements under or arising out of the Loan Documents or this Guaranty or the extension or the renewal of any thereof; (d) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Loan Documents; (e) the taking or the omission to take any of the actions referred to in the Loan Documents and any actions under this Guaranty; (f) any failure, omission, delay or lack of diligence on the part of Lender to enforce, assert or exercise any right, power or remedy conferred on it in this Guaranty or in the Loan Documents, or any other act or acts on the part of Lender; (g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors and readjustment of, or other similar proceedings affecting, Guarantor, Borrower or any of the assets of any of them, or any allegation or contest of the validity of this Guaranty, or the Loan Documents in any such proceeding; (h) the release or discharge of Borrower from the performance or observance of any obligation, covenant or agreement contained in the Loan Documents by operation of law; and (i) the default or failure of Guarantor fully to perform any of the obligations set forth in this Guaranty. Section 1.3 No act of commission or omission of any kind or at any time on the part of Lender or its successors, shall in any way impair the rights of Lender to enforce this Guaranty, and no set off counterclaim, reduction or diminution of any obligation, or any defense of any

Guaranty (Parkhouse) Final.docx 3 Loan No. 15060 kind or nature which Borrower or Guarantor, or any other guarantor of any obligations of Borrower, has or may have against Lender, Borrower or any other guarantor shall be available hereunder to Guarantor against Lender or its successors or assigns. Section 1.4 The Guarantor hereby unconditionally waives diligence, presentment, protest, notice of dishonor and notice of default in the performance of any obligation of Borrower under or in connection with the Loan Documents. Any one or more successive or concurrent actions may be brought against Guarantor either in the same action, if any, brought against Borrower or in separate actions, as often as Lender may deem advisable. Section 1.5 The Guarantor hereby expressly waives notice from Lender of its acceptance and reliance on this Guaranty. The Guarantor agrees to pay all costs, expenses and fees, including all reasonable attorneys' fees, which may be incurred by Lender, or its successors or assigns, as the case may be, in enforcing or attempting to enforce this Guaranty following an Event of Default on the part of Guarantor hereunder, whether the same shall be enforced by suit or otherwise. Section 1.6 The Guarantor agrees that this Guaranty shall inure to the benefit of and may be enforced by Lender or its endorsees, transferees, successors and assigns, and shall be binding upon and enforceable against Guarantor and Guarantor's personal representatives, heirs, successors and assigns, but not, individually, any trustee, beneficiary, officer, director or employee of guarantor. Section 1.7 The Guarantor hereby consents and agrees that Lender may at any time, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by Lender or by any person, firm or corporation on Lender's behalf or for Lender's account, securing any indebtedness or liability covered by this Guaranty, or substitute for any collateral so held, other collateral of like kind or of any kind, and such surrender, substitution or modification shall not in any way affect the liability of Guarantor hereunder. Section 1.8 The Guarantor hereby waives and agrees not to assert or take advantage of (a) any defense arising by virtue of: (i) the lack of authority, death or disability of any other party, or revocation hereof by any other party, or (ii) the failure of Lender to file or enforce a claim of any kind; (b) notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower under this or any other instruments, any creditor of Borrower or any other person whomsoever, in connection with any obligation or evidence of indebtedness held by Lender as collateral or in connection with any indebtedness or any obligation hereby guaranteed; (c) any defense based upon an election of remedies by Lender, including without limitation an election to proceed by nonjudicial rather than judicial foreclosure, which destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor to proceed against Borrower for reimbursements, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of Borrower of all circumstances bearing on the risk of nonperformance of all obligations hereby guaranteed, and (d) any defense arising by virtue of an election to demand and enforce payment under this Guaranty prior to exercising any rights against any collateral for the Indebtedness. This is an unconditional and irrevocable waiver of

Guaranty (Parkhouse) Final.docx 4 Loan No. 15060 any rights and defenses Guarantor may have because Borrower’s debt is secured by real property. The obligations hereunder are not secured by the Deed of Trust or other Loan Documents. Lender, at its option and in its sole discretion, may proceed against any collateral securing any of the Indebtedness by way of judicial or non-judicial foreclosure or any other lawful remedy for the enforcement of its rights, and the obligations of Guarantor under this Guaranty shall survive Lender’s exercise of any such right or remedy. Guarantor understands that Lender’s exercise of its rights and remedies including a non-judicial foreclosure of the Deed of Trust could impair, eliminate or destroy subrogation, reimbursement, contribution, indemnification and other rights Guarantor may have against Borrower or others for amounts paid by Guarantor under this Guaranty. Nevertheless, Guarantor hereby waives and relinquishes any claim or defense based upon the loss of any such rights, election of remedies, discharge and satisfaction of the Guarantor’s Obligations and, to the fullest extent permitted by Law following a non-judicial foreclosure of the Deed of Trust, any other claim or defense which may arise under applicable law. Section 1.9 In the event Guarantor shall advance any sums to Borrower or in the event Borrower has heretofore or shall hereafter become indebted to Guarantor before the Loan has been paid in full, repayment of all such advances and indebtedness shall be subordinate in all respects to the Loan. Any payment to Guarantor on account of such subordinated debt shall be collected and received by Guarantor in trust for Lender and shall be paid over to Lender on account of the Loan without impairing or releasing the obligations of Guarantor hereunder. Guarantor shall not ask, demand, receive, accept, sue for, set off, enforce or collect any obligations of Borrower to Guarantor or any collateral and security therefor. The Guarantor represents and warrants to Lender that such obligations are unsecured and agrees not to receive or accept any collateral or security for such obligations without the prior written permission of Lender. The Guarantor hereby agrees to execute and deliver to Lender such powers of attorney, assignments, endorsements or other instruments as may be requested by Lender in order to enable Lender to enforce any and all claims upon or with respect to the subordinated obligations, and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect thereto including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder. Guarantor assigns to Lender all rights Guarantor may have in any such proceeding, whether or not such rights relate to this Guaranty, and Lender shall have the right to receive directly from the receiver, trustee or other custodian, dividends and payments that are payable upon any obligation of Borrower to Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Indebtedness has been fully and finally paid and performed. If, notwithstanding the foregoing provisions, Guarantor should receive any payment, claim or distribution that is prohibited as provided above in this Section, Guarantor shall pay the same to Lender immediately, Guarantor hereby agreeing that it shall receive the payment, claim or distribution in trust for Lender and shall have absolutely no dominion over the same except to pay it immediately to Lender. The Guarantor shall not assign, transfer, hypothecate or dispose of any of the obligations while this Guaranty is in effect. So as to secure the performance by Guarantor of the provisions of this

Guaranty (Parkhouse) Final.docx 5 Loan No. 15060 Guaranty, Guarantor assigns, pledges, and grants to Lender a security interest in, and lien on, the subordinated obligations, all proceeds thereof and all and any security and collateral therefor. Nothing contained in this Guaranty shall be construed to give Guarantor any right of subrogation in or to the Note or any of the other Loan Documents, or all or any part of the interest of Lender therein, until the Loan has been paid in full and Guarantor hereby waives any right of subrogation and any right to participate in any security for the Indebtedness until such time as the Indebtedness is fully and finally paid in full. Section 1.10 Guarantor shall timely furnish to Lender the financial reporting required from Guarantor under the Deed of Trust and such other information, reports or statements as Lender shall from time to time reasonably request. Section 1.11 Guarantor grants Lender a right of setoff against any money, funds, credits or other property of Guarantor now or at any time in the possession of Lender or any affiliate of Lender and Lender may at any time and from time to time at its option and without notice, appropriate and apply toward the payment of any of Guarantor’s Obligations the balance of money, funds, credits or other property. Section 1.12 This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by Lender except by a signed writing by an authorized officer of Lender. Guarantor hereby waives any rights it might have under Colorado Revised Statutes Sections 13-50-102 and 13-50-103. ARTICLE 2 REPRESENTATIONS, WARRANTIES AND COVENANTS BY THE GUARANTOR Section 2.1 Representations and Warranties by Guarantor. Guarantor makes the following representations and warranties: (a) Authority. The Guarantor has full power and authority to enter into, execute and deliver this Guaranty and assume all obligations thereunder. No further consent or approval of any other party or public authority or regulatory body is required as a condition to the validity or enforceability of this Guaranty, or if required, the same has been obtained. (b) Binding Agreements. This Guaranty has been duly and properly executed by Guarantor, constitutes the valid and legally binding obligations of such Guarantor and is fully enforceable against Guarantor in accordance with its terms. (c) Litigation. There is no litigation or proceeding pending or, so far as Guarantor knows, threatened, before any court or administrative agency which will materially adversely affect the financial condition of Guarantor or the authority of Guarantor to enter into, or the validity or enforceability of, this Guaranty or the ability of Guarantor to perform Guarantor's obligations hereunder. (d) No Conflicting Agreements. There is (i) no provision in any existing deed of trust, mortgage, indenture, contract or agreement binding on Guarantor or affecting Guarantor's property, and (ii) no provision of law or order of court binding upon Guarantor or

Guaranty (Parkhouse) Final.docx 6 Loan No. 15060 affecting any of Guarantor's property, which would conflict with or in any way prevent the execution, delivery or performance of the terms of this Guaranty, or which would be in default or violated as a result of such execution, delivery or performance. (e) Financial Position. The financial statements of Guarantor heretofore delivered to Lender are complete and correct and fairly present the financial position of Guarantor as of the dates and for the periods referred to therein. There are no material liabilities, direct or indirect, fixed or contingent, of Guarantor, as of the date of such financial statements, which are not reflected therein or in the notes thereto. There has been no material adverse change in the financial condition of Guarantor, since the date of such financial statements and to Guarantor's knowledge, no such material adverse changes are pending or threatened, and Guarantor has not guaranteed the obligations of, or made any investment in or loans to, a person or other entity except as disclosed in such financial statements. The Guarantor has good and marketable title to all of its properties and assets, and all such properties and assets are free and clear of deeds of trust, mortgages, pledges, liens, charges and other encumbrances, except as reflected in such financial statements or in the notes thereto. (f) Taxes. The Guarantor has timely and accurately filed all required federal, state and local tax or information returns. Guarantor is not delinquent in the payment of any income, property or other federal, state or local tax or assessment. ARTICLE 3 JURISDICTION AND WAIVER OF JURY TRIAL Section 3.1 The Guarantor irrevocably (a) agrees that any suit, action or other legal proceedings arising out of this Guaranty may be brought in the courts of record of the State of Colorado in Adams County or the courts of the United States located in the State of Colorado; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; and (c) waives any objection which it may have to the venue of any such suit, action or proceeding in any of such courts in Adams County. For such time as any performance of Borrower under the Loan Documents, or of Guarantor under the Guaranty shall not be completed, Guarantor irrevocably acknowledges, consents and agrees that service of any and all process in any suit, action or proceeding upon Guarantor addressed, as provided for hereinafter in Section 4.7, by registered or certified mail shall be taken and held to be valid personal service upon Guarantor whether or not Guarantor shall then be doing or at any time shall have done business in the State of Colorado and that any such service of process shall be of the same force and validity and requirements of such service in the State of Colorado and waives all claim of error by reason of any such service. Section 3.2 GUARANTOR AND LENDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE GUARANTOR AND LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS GUARANTY OR (B) THE LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS GUARANTY. THIS WAIVER IS

Guaranty (Parkhouse) Final.docx 7 Loan No. 15060 KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GUARANTOR AND LENDER, AND GUARANTOR HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. GUARANTOR FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. ARTICLE 4 MISCELLANEOUS Section 4.1 No remedy herein conferred upon or reserved to Lender hereunder is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every such remedy now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle Lender to exercise any remedy reserved to it in this Guaranty it shall not be necessary to give any notice, other than such notice as may be herein expressly required. If any provision contained in this Guaranty should be breached by Guarantor and thereafter duly waived by Lender, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by Lender. Section 4.2 Guarantor agrees to pay all costs and expenses, including reasonable attorneys' fees and collection costs incurred by Lender in enforcing this Guaranty against Guarantor. Section 4.3 All payments, whether voluntary or involuntary, received by Lender with respect to the Indebtedness from any source other than Guarantor, including, without limitation, payments from Borrower or any other guarantor and amounts received from any other sources may, for purposes of determining Guarantor’s obligations under this Guaranty, be applied to the Indebtedness in such order as Lender may from time to time determine in its sole discretion. Without limiting the foregoing, Lender may apply such payments first to the Indebtedness (as defined in the Deed of Trust) that is not guaranteed by Guarantor until such Indebtedness is paid in full before applying such payments to Guarantor's Obligations. Section 4.4 This Guaranty constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. This Guaranty may be executed in counterparts by the parties hereto. Section 4.5 The invalidity or unenforceability of any one or more phrases, sentences, clauses or section in this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty, or any part thereof.

Guaranty (Parkhouse) Final.docx 8 Loan No. 15060 Section 4.6 All capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Loan Documents. Section 4.7 This Guaranty shall be construed and enforced in accordance with the laws of the State of Colorado. Section 4.8 This is a continuing Guaranty and may not be revoked by Guarantor. Section 4.9 Any notice required or permitted hereunder shall be deemed to have been properly given if in writing and delivered by hand, by nationally recognized overnight delivery service, or by certified mail, postage prepaid, return receipt requested, to the following address or such other address given in writing to the other party: If to Lender: State Farm Life Insurance Company One State Farm Plaza Bloomington, Illinois 61710 Attention: Investment/Legal A-3 (Loan No: 15060) With a copy to: Jameson Pepple Cantu PLLC 801 Second Avenue, Suite 700 Seattle, Washington 98104 Attn: Mark C. Pepple If to Guarantor: c/o Centerspace 800 LaSalle Avenue, Suite 1600 Minneapolis, MN 55402 Attention: Joe McComish With a copy to, which shall not constitute notice: Taft Stettinius & Hollister LLP 2200 IDS Center 80 S. 8th Street Minneapolis, MN 55402 Attn: Steven J. Ryan Section 4.10 Notwithstanding anything to the contrary contained in this Guaranty or in the Note, it is the intent of the parties that any interest for which Guarantor is obligated hereunder shall not exceed the maximum amount of interest permitted to be enforced against Guarantor under the laws of the State of Colorado. [Signature on following page]